SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                February 22, 2002


                             FIDELITY BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




        Pennsylvania                  0-22288                  25-1705405
----------------------------       --------------   ----------------------------
(State or other jurisdiction       (SEC File No.)   (IRS Employer Identification
      of incorporation)                                        Number)


1009 Perry Highway, Pittsburgh, Pennsylvania                     15237
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:          (412) 367-3300
                                                             --------- ----


                                 Not Applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last Report)


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                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
-------  ------------

         On October 10, 2001, the Registrant entered into a definitive Agreement and Plan of Merger with Carnegie Financial Corporation to purchase all of the outstanding common stock of Carnegie.

         The closing of the merger with Carnegie Financial Corporation occurred at the close of business on February 22, 2002. Effective February 23, 2002, the main office of Carnegie Savings Bank became a branch office of Fidelity Savings Bank. A copy of a press release issued February 27, 2002 by the Registrant is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
-------  ------------------------------------------------------------------

Exhibit 99 -- Press Release,  dated February 27, 2002, concerning the closing of
----------    the merger with Carnegie Financial Corporation.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             FIDELITY BANCORP, INC.


Date:    February 28, 2002                   By:   /s/William L. Windisch
                                                   -----------------------------
                                                   William L. Windisch
                                                   Chief Executive Officer